===============================================================================




                             AMERICAN STANDARD INC.


                                    as Issuer


                      and AMERICAN STANDARD COMPANIES INC.


                                  as Guarantor


                                       to


                     [                               ]

                                     Trustee



                                    INDENTURE

                           Dated as of          , 1997



                       Senior Subordinated Debt Securities


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




                                TABLE OF CONTENTS


                                                                            Page

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01. Definitions ..................................................2
SECTION 1.02. Compliance Certificates and Opinions.........................15
SECTION 1.03. Form of Documents Delivered to Trustee.......................16
SECTION 1.04. Acts of Holders .............................................17
SECTION 1.05. Notices, etc., to Trustee and Issuer.........................19
SECTION 1.06. Notice to Holders:  Waiver...................................20
SECTION 1.07. Counterparts; Effect of Headings and Table of Contents.......21
SECTION 1.08. Successors and Assigns.......................................21
SECTION 1.09. Severability Clause..........................................22
SECTION 1.10. Benefits of Indenture........................................22
SECTION 1.11. Governing Law ...............................................22
SECTION 1.12. Legal Holidays ..............................................22
SECTION 1.13. No Recourse Against Others...................................22
SECTION 1.14. Conflict with Trust Indenture Act............................23

                                   ARTICLE II

                                SECURITIES FORMS

SECTION 2.01. Forms of Securities..........................................23
SECTION 2.02. Form of Trustee's Certificate of Authentication..............24
SECTION 2.03. Securities Issuable in Global Form...........................24

                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.01. Amount Unlimited; Issuable in Series.........................26
SECTION 3.02. Denominations ...............................................30
SECTION 3.03. Execution, Authentication, Delivery and Dating...............30
SECTION 3.04. Temporary Securities.........................................33
SECTION 3.05. Registration, Registration of Transfer and Exchange..........36
SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities.............41

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SECTION 3.07. Payment of Interest; Interest Rights Preserved...............42
SECTION 3.08. Persons Deemed Owners........................................45
SECTION 3.09. Cancellation ................................................46
SECTION 3.10. Computation of Interest......................................47

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01. Satisfaction and Discharge of Indenture......................47
SECTION 4.02. Application of Trust Funds...................................49
SECTION 4.03. Reinstatement ...............................................49

                                    ARTICLE V

                                    REMEDIES

SECTION 5.01. Events of Default............................................50
SECTION 5.02. Acceleration of Maturity; Rescission and Annulment...........52
SECTION 5.03. Collection of Indebtedness and Suits for Enforcement
               by Trustee..................................................54
SECTION 5.04. Trustee May File Proofs of Claim.............................55
SECTION 5.05. Trustee May Enforce Claims Without Possession of
               Securities or Coupons.......................................56
SECTION 5.06. Application of Money Collected...............................56
SECTION 5.07. Limitation on Suits..........................................57
SECTION 5.08. Unconditional Right of Holders to Receive Principal,
               Premium, if any, and Interest...............................58
SECTION 5.09. Restoration of Rights and Remedies...........................58
SECTION 5.10. Rights and Remedies Cumulative...............................58
SECTION 5.11. Delay or Omission Not Waiver.................................58
SECTION 5.12. Control by Holders of Securities.............................59
SECTION 5.13. Waiver of Past Defaults......................................59
SECTION 5.14. Waiver of Usury, Stay or Extension Laws......................60
SECTION 5.15. Undertaking for Costs........................................60

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01. Notice of Defaults...........................................61
SECTION 6.02. Certain Rights of Trustee....................................61
SECTION 6.03. Not Responsible for Recitals or Issuance of Securities.......64

SECTION 6.04. May Hold Securities..........................................64
SECTION 6.05. Money Held in Trust..........................................64
SECTION 6.06. Compensation and Reimbursement...............................64
SECTION 6.07. Corporate Trustee Required; Eligibility; Conflicting
               Interests...................................................65
SECTION 6.08. Resignation and Removal; Appointment of Successor............66
SECTION 6.09. Acceptance of Appointment by Successor.......................68
SECTION 6.10. Merger, Conversion, Consolidation or Succession to Business..69
SECTION 6.11. Appointment of Authenticating Agent..........................69
SECTION 6.12. Certain Duties and Responsibilities of the Trustee...........71

                                   ARTICLE VII

         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER AND GUARANTOR

SECTION 7.01. Disclosure of Names and Addresses of Holders.................73
SECTION 7.02. Reports by Trustee...........................................73
SECTION 7.03. Reports by Issuer............................................73
SECTION 7.04. Issuer to Furnish Trustee Names and Addresses of Holders.....74

                                  ARTICLE VIII

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

SECTION 8.01. Consolidations and Mergers of Issuer and Sales, Leases
               and Conveyances Permitted Subject to Certain Conditions.....75
SECTION 8.02. Rights and Duties of Successor...............................76
SECTION 8.03. Officers' Certificate and Opinion of Counsel.................76

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures Without Consent of Holders...........77
SECTION 9.02. Supplemental Indentures with Consent of Holders..............79
SECTION 9.03. Execution of Supplemental Indentures.........................80
SECTION 9.04. Effect of Supplemental Indentures............................80

SECTION 9.05. Conformity with Trust Indenture Act..........................81
SECTION 9.06. Reference in Securities to Supplemental Indentures...........81

                                    ARTICLE X

                                    COVENANTS

SECTION 10.01. Payment of Principal, Premium, if any; and Interest.........81
SECTION 10.02. Maintenance of Office or Agency.............................81
SECTION 10.03. Money for Securities Payments to Be Held in Trust...........83
SECTION 10.04. Existence ..................................................85
SECTION 10.05. Maintenance of Properties...................................85
SECTION 10.06. Insurance ..................................................86
SECTION 10.07. Payment of Taxes and Other Claims...........................86
SECTION 10.08. Statement as to Compliance..................................86
SECTION 10.09. Waiver of Certain Covenants.................................86
SECTION 10.10. Additional Amounts..........................................87
SECTION 10.11. Limitation on Issuance of Other Subordinated Debt Other
                 Than Senior Subordinated Debt.............................88

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.01. Applicability of Article....................................88
SECTION 11.02. Election to Redeem; Notice to Trustee.......................88
SECTION 11.03. Selection by Trustee of Securities to Be Redeemed...........89
SECTION 11.04. Notice of Redemption........................................89
SECTION 11.05. Deposit of Redemption Price.................................91
SECTION 11.06. Securities Payable on Redemption Date.......................91
SECTION 11.07. Securities Redeemed in Part.................................92

                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 12.01. Applicability of Article....................................93
SECTION 12.02. Satisfaction of Sinking Fund Payments with Securities.......93
SECTION 12.03. Redemption of Securities for Sinking Fund...................94

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

SECTION 13.01. Securities Subordinate to Senior Debt.......................95
SECTION 13.02. Payment Over of Proceeds upon Dissolution, Etc..............95
SECTION 13.03. No Payment When Senior Debt in Default......................97
SECTION 13.04. Subrogation to Rights of Holders of Senior Debt.............98
SECTION 13.05. Provisions Solely to Define Relative Rights.................99
SECTION 13.06. No Waiver of Subordination Provisions.......................99
SECTION 13.07. Notice to Trustee..........................................100
SECTION 13.08. Reliance on Judicial Order or Certificate of Liquidating
                Agent.....................................................101
SECTION 13.09. Rights of Trustee as a Holder of Senior Debt; Preservation
                of Trustee's Rights.......................................101
SECTION 13.10. Article Applicable to Paying Agents........................101
SECTION 13.11. Trustee Not Fiduciary for Holders of Senior Debt...........102
SECTION 13.12. No Suspension of Remedies..................................102
SECTION 13.13. Article Thirteen Not to Prevent Events of Default..........102
SECTION 13.14. Notices to Agent Bank......................................102
SECTION 13.15. Inapplicability of Article Thirteen to Certain Trustees
                Monies and Certain Payments...............................103

                                   ARTICLE XIV

                             SUBORDINATED GUARANTEES

SECTION 14.01. Subordinated Guarantees....................................103
SECTION 14.02. Execution and Authentication of Guarantee..................105
SECTION 14.03. Agreement to Subordinate Guarantees........................106
SECTION 14.04. Payment Over of Proceeds Upon Dissolution, Etc.............106
SECTION 14.05. No Payment When Senior Debt in Default.....................107
SECTION 14.06. Notices by Guarantor.......................................109
SECTION 14.07. Subrogation of Securityholders and Guarantor...............109
SECTION 14.08. Relative Rights Under Subordinated Guarantees..............110
SECTION 14.09. Subordination May Not Be Impaired by Guarantor.............111

SECTION 14.10. Rights of Trustee and Paying Agent in Respect of
                Subordinated Guarantees...................................111
SECTION 14.11. Trustee Not Fiduciary for Holders of Senior Debt of
                the Guarantor.............................................111
SECTION 14.12. Reliance on Judicial Order or Certificate of Liquidating
                Agent.....................................................112
SECTION 14.13. Rights of Trustee as a Holder of Senior Debt of the
                Guarantor; Preservation of Trustee's Rights...............112
SECTION 14.14. Article Applicable to Paying Agents........................112
SECTION 14.15. Reliance by Holders of Senior Debt of the Guarantor on
                Subordination Provisions..................................113
SECTION 14.16. Payment in Full............................................113
SECTION 14.17.  No Suspension of Remedies.................................113
SECTION 14.18.  Article Fourteen Not to Prevent Events of Default.........113
SECTION 14.19.  Inapplicability of Article Fourteen to Certain Trust
                 Monies and Certain Payments..............................113
SECTION 14.20.  Limitation of Guarantor's Liability.......................114
SECTION 14.21.  Payment Permitted If No Default...........................114
SECTION 14.22.  Trustee to Effectuate Subordination.......................114

                                   ARTICLE XV

                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 15.01. Applicability of Article...................................115
SECTION 15.02. Execution and Authentication of Guarantee..................115
SECTION 15.02. Repayment of Securities....................................115
SECTION 15.03. Exercise of Option.........................................116
SECTION 15.04. When Securities Presented for Repayment Become Due and
                 Payable..................................................117
SECTION 15.05. Securities Repaid in Part..................................118

                                   ARTICLE XVI

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 16.01. Applicability of Article; Issuer's Option to Effect
                Defeasance or Covenant Defeasance.........................118
SECTION 16.02. Defeasance and Discharge...................................119
SECTION 16.03. Covenant Defeasance........................................120

SECTION 16.04. Conditions to Defeasance or Covenant Defeasance............120
SECTION 16.05. Deposited Money and Government Obligations to Be Held
                in Trust; Other Miscellaneous Provisions..................122

                                  ARTICLE XVII

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 17.01. Purposes for Which Meetings May Be Called..................124
SECTION 17.02. Call, Notice and Place of Meetings.........................124
SECTION 17.03. Persons Entitled to Vote at Meetings.......................125
SECTION 17.04. Quorum; Action 125
SECTION 17.05. Determination of Voting Rights; Conduct and Adjournment
                of Meetings...............................................126
SECTION 17.06. Counting Votes and Recording Action of Meetings............127

                                  ARTICLE XVIII

                                   CONVERSION

SECTION 18.01. Conversion Privilege.......................................128
SECTION 18.02. Conversion Procedure.......................................129
SECTION 18.03. Taxes on Conversion........................................130
SECTION 18.04. Issuer Determination Final.................................130
SECTION 18.05. Trustee's and Conversion Agent's Disclaimer................130
SECTION 18.06. Issuer to Provide Conversion Securities....................130
SECTION 18.07. Cash Settlement Option.....................................131
SECTION 18.08. Adjustment in Conversion Rate for Change in Capital Stock..132
SECTION 18.09. Adjustment in Conversion Rate for Common Stock Issued Below
                Market Price..............................................132
SECTION 18.10. Adjustment for Other Distributions.........................135
SECTION 18.11. Voluntary Adjustment.......................................136
SECTION 18.12. When Adjustment May Be Deferred............................136
SECTION 18.13. When No Adjustment Required................................136
SECTION 18.14. Notice of Adjustment.......................................136
SECTION 18.15. Notice of Certain Transactions.............................137
SECTION 18.16. Reorganization of the Issuer...............................137

SIGNATURES AND SEALS......................................................138

EXHIBIT A             -    FORM OF REDEEMABLE OR NON-REDEEMABLE SECURITY..A-1
EXHIBIT B             -    FORMS OF CERTIFICATION.........................B-1
EXHIBIT C             -    FORM OF NOTATION OF GUARANTEE..................C-1

                             AMERICAN STANDARD INC.


     Reconciliation and tie between Trust Indenture Act of 1939 (the "Trust Indenture Act" or "TIA") and Indenture, dated as of , 1997.

Trust Indenture                                             Indenture
  Act Section                                                Section

   ss. 310(a)(1)........................................    607
              (a)(2)....................................    607
              (b).......................................    607, 608
     ss. 312(c) ........................................    701
     ss. 313(a) ........................................    702
              (c).......................................    702
   ss. 314(a) ..........................................    703
              (a)(4)....................................    1009
              (c)(1)....................................    102
              (c)(2)....................................    102
              (e).......................................    102
     ss. 315(b) ........................................    601
   ss. 316(a)(last sentence)............................    101 ("Outstanding")
              (a)(1)(A).................................    502, 512
              (a)(1)(B).................................    513
              (b).......................................    508
   ss. 317(a)(1)........................................    503
              (a)(2)....................................    504
   ss. 318(a) ..........................................    111
              (c).......................................    111

-------------------


NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     Attention should also be directed to TIA Section 3.18(c), which provides that the provisions of TIA Sections 3.10 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

     INDENTURE, dated as of , 1997, between AMERICAN STANDARD INC., a Delaware corporation (hereinafter called the "Issuer"), having its principal office at One Centennial Avenue, P.O. Box 6820, Piscataway, New Jersey 08835-6820, and AMERICAN STANDARD COMPANIES INC., a Delaware corporation (hereinafter called the "Guarantor"), having its principal office at One Centennial Avenue, P.O. Box 6820, Piscataway, New Jersey 08835-6820 [ ], as Trustee hereunder (hereinafter called the "Trustee"), having a [ ].

                             RECITALS OF THE ISSUER


     The Issuer and the Guarantor deem it necessary to issue from time to time for lawful purposes senior subordinated debt securities (hereinafter called the "Securities") evidencing unsecured and senior indebtedness of the Issuer, fully and unconditionally guaranteed (the "Guarantees") by the Guarantor, and have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, to be issued in one or more series as provided in this Indenture.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its terms, have been done. Further, all things necessary to make the Securities, when duly issued and executed by the Issuer and authenticated and delivered hereunder, and the Guarantees, when duly issued and executed by the Guarantor, the valid joint and several obligations of the Issuer and the Guarantor, respectively, and to make this Indenture, a valid and binding agreement of the Issuer and the Guarantor, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


     SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 3.11, shall have the meanings assigned to them in the rules of the Commission adopted under the TIA;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

          (4) the words "herein," "hereof "and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Additional Amounts" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Issuer pursuant to Section 10.10 in respect of certain taxes, duties, assessments or other governmental charges imposed on certain holders and which are owing to such holders.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Bank" means the appropriate agent or agents for banks from time to time under any credit agreement, or any successor agent or agents thereto.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.11 hereof to act on behalf of the Trustee to authenticate Securities.

     "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bank Debt" means the Senior Debt described in clause (i) of the definition of "Senior Debt."

     "Bankruptcy Law" has the meaning specified in Section 5.01.

     "Bearer Security" means any Security established pursuant to Section 3.01 which is payable to bearer.

     "Board of Directors" means the board of directors of the Issuer or any committee of that board duly authorized to act hereunder, as the case may be.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities issued pursuant to
Section 3.01, any day, other than a Saturday or Sunday, that is not a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

     "Capital Stock" of any Person means any and all shares, interests, participations, rights to purchase, warrants, options or other equivalents (however designated) of corporate stock or other equity of such Person.

     "CEDEL" means Centrale de Livraison de Valueurs Mobilieres, S.A., or its successor.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Issuer or any security into which the common stock may be converted.

     "Consolidated Net Assets" means as of any particular time the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom all current liabilities except for (a) notes and loans payable, (b) current maturities of long-term debt and (c) current maturities of obligations under capital leases, all as set forth on the most recent consolidated balance sheet of the Issuer and its consolidated Subsidiaries and computed in accordance with GAAP.

     "Conversion Agent" means an office or agency maintained by the Issuer where Securities may be presented for conversion.

     "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

     "Conversion Rate" means such number of shares or amount of securities or other property for which $1,000 aggregate principal amount of Securities of any series is convertible, initially as stated in the Board

Resolution authorizing the series as adjusted pursuant to the terms of this Indenture and the Board Resolution.

     "Conversion Right" has the meaning specified in Section 18.01.

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at the address specified in the preamble hereto.

     "corporation" includes corporations, associations, companies and business trusts.

     "coupon" means any interest coupon appertaining to a Bearer Security.

     "Custodian" has the meaning specified in Section 5.01.

     "Defaulted Interest" has the meaning specified in Section 3.07.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor as operator of the Euroclear System.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

     "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

     "Event of Default" has the meaning specified in Article Five.

      "Facility" means the Amended and Restated Credit Agreement dated as of January 31, 1997 among American Standard Companies, Inc., American Standard Inc., The Chase Manhattan Bank and the lenders thereto.

     "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

     "GAAP" means, except as otherwise provided herein, generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

     "Global Security" means a Security evidencing all or a part of a series of Securities issued to and registered in the name of the depository for such series, or its nominee, in accordance with Section 3.05, and bearing the legend prescribed in Section 2.03.

     "Government Obligations" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Guarantee" shall have the meaning specified in 12.01.

     "Guarantor" means American Standard Companies, Inc., a Delaware corporation, and, subject to the provisions of Article Three, shall also include its successors and assigns.

     "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

     "Indebtedness" means, with respect to any Person, without duplication, (i) any Obligation of such Person relating to any indebtedness of such Person (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets, of such person or only to a portion thereof), (B) evidenced by notes, debentures or similar instruments (including purchase money obligations) given in connection with the acquisition of any property or assets (other than trade accounts payable for inventory or similar property acquired in the ordinary course of business), including securities, for the payment of which such Person is liable, directly or indirectly, or the payment of which is secured by a lien, charge or encumbrance on property or assets of such Person,
(C) for goods, materials or services purchased in the ordinary course of business (other than trade accounts payable arising in the ordinary course of business), (D) with respect to letters of credit or bankers acceptances issued for the account of such Person or performance, surety or similar bonds, (E) for the payment of money relating to a Capitalized Lease Obligation or (F) under interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements; (ii) any liability of others of the kind described in the preceding clause (i), which such Person has guaranteed or which is otherwise its legal liability; and (iii) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i) or (ii).

     "Indenture" means this instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor.

     "Issuer Request" and "Issuer Order" mean, respectively, a written request or order signed in the name of the Issuer by its Chairman of the Board, the President or a Vice President, and by its Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer, and delivered to the Trustee.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

     "9 7/8% Senior Subordinated Notes" means the 9 7/8% Notes of the Guarantor due 2001.

     "Obligation" of any Person with respect to any specified Indebtedness means any obligation of such Person to pay principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person, whether or not a claim for such post-petition interest is allowed in such Proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to such Indebtedness.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer or the Guarantor, as the case may be, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Guarantor, as the case may be, or who may be an employee of or other counsel for the Issuer or the Guarantor, as the case may be, and who shall be satisfactory to the Trustee and delivered to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption (including repayment at the option of the Holder) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities, except to the extent provided in Sections 15.02 and 15.03, with respect to which the Issuer has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

          (iv) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 3.13, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 3.01 as of the date such Security is originally issued by the Issuer, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause
(i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.01, and (iv) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities owned as provided in clause (iv) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium) or interest on any Securities or coupons on behalf of the Issuer.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where the principal of (and premium, if any) and interest on such Securities are payable as specified as contemplated by Sections 3.01 and 10.02 or the Corporate Trust Office of the Trustee.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

     "Preferred Stock" means, with respect to any Person, all capital stock issued by such Person that are entitled to a preference or priority over any other capital stock issued by such Person with respect to any distribution of such Person's assets, whether by dividend or upon any voluntary or involuntary liquidation, dissolution or winding up.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" shall mean any Security which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 3.01, whether or not a Business Day.

     "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

     "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

     "Responsible Officer," when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

     "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

     "Senior Debt" is defined as (i) indebtedness for money borrowed and all obligations, whether direct or indirect, under guarantees, letters of credit, foreign currency or interest rate swaps, foreign exchange contracts, caps, collars, options, hedges or other agreements or arrangements designed to protect against fluctuations in currency values or interest rates, other extensions of credit, expenses, fees, reimbursements, indemnities and all other amounts (including interest at the contract rate accruing on or after the filing of any petition in bankruptcy or reorganization relating to the Issuer or the Guarantor, as applicable, whether or not a claim for post-filing interest is allowed in such proceeding) owed by the Issuer or the Guarantor, as applicable, in the documents relating to any Facilities and any refinancing or any replacement facility, (ii) the principal of and premium, if any, and accrued and unpaid interest (including interest at the contract rate accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Issuer or the Guarantor, as applicable, whether or not a claim for post-filing interest is allowed in such proceeding), whether existing on the date hereof or hereafter incurred, in respect of (A) indebtedness of the Issuer or the Guarantor, as applicable, for money borrowed, (B) express written guarantees by the Issuer or the Guarantor, as applicable, of indebtedness for money borrowed by any other person, (C) indebtedness evidenced by notes, debentures, bonds, or other instruments of indebtedness for the payment of which the Issuer or the Guarantor, as applicable, is responsible or liable, by guarantees or otherwise,
(D) obligations of the Issuer or the Guarantor, as applicable, for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (E) obligations of the Issuer or the Guarantor, as applicable, under any agreement to lease, or any lease of, any real or personal property which, in accordance with generally accepted accounting principles, is classified upon the Issuer's or the Guarantor's, as applicable, consolidated balance sheet as a liability, and (F) obligations of the Issuer or the Guarantor, as applicable, under interest rate swaps, caps, collars, options and similar arrangements and foreign currency hedges entered into in respect of any such indebtedness or obligation, and (iii) modifications, renewals, extensions, replacements, refinancings, and refundings of any such indebtedness, obligations or guarantees, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligations or guarantees, or such modifications, renewals, extensions, replacements, refinancings, or refundings thereof, are not superior in right of payment to the Senior Subordinated Debt Securities or the Senior Subordinated Debt Guarantees, as applicable; provided, that Senior Debt will not be deemed to include (a) any obligation of the Issuer or the Guarantor, as applicable, to any Subsidiary (other than obligations pledged pursuant to the Facilities as security for the obligations of the Issuer thereunder), (b) any liability for Federal, state, local or other taxes owed or owing by the Issuer or the Guarantor, as applicable, (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business, (d) the 9 7/8% Senior Subordinated Notes or the 10 1/2% Subordinated Discount Debentures, (e) any series of Securities or Guarantees issued under this Indenture or (f) any indebtedness, guarantee or obligation of the Issuer or the Guarantor, as applicable, which is subordinate or junior by its terms in any respect to any other indebtedness, guarantee or obligation of the Issuer. If any Bank Debt is disallowed, avoided or subordinated pursuant to the provisions of Section 548 of the U.S. Bankruptcy Code or any applicable state fraudulent conveyance law, such Bank Debt will still constitute Senior Debt.

     "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act of 1933) of the Issuer.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Stock Trading Day" means each day on which the securities exchange or quotation system which is used to determine the market price is open for trading or quotation.

     "Subsidiary" means a Person (other than an individual), a majority of the outstanding voting stock, partnership interests, membership interests or other equity interest, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, trustees or managers, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "10 1/2% Subordinated Discount Debentures" means the 10 1/2% Subordinated Discount Debentures due in installments from 2003 to 2005.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 9.05.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

     "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Person" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

     "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

     SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 10.08) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information as to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received by the Trustee and, where it is hereby expressly required, by the Issuer. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer and any agent of the Trustee or the Issuer, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 16.06.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Security Register. As to any matter relating to beneficial ownership interests in any Global Security, the appropriate depository's records shall be dispositive for purposes of this Indenture.

     (d) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Issuer and the Guarantor may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

     (e) If the Issuer or the Guarantor shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Notwithstanding TIA Section 3.16(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 1.05. Notices, etc., to Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

          (2) the Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Issuer or the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer or the Guarantor, Attention: Chief Financial Officer; or

          (3) either the Trustee or the Issuer and the Guarantor, by the other party, shall be sufficient for every purpose hereunder if given by facsimile transmission, receipt confirmed by telephone followed by an original copy delivered by guaranteed overnight courier; if to the Trustee at facsimile number [ ]; and if to the Issuer at facsimile number
     (908) 980-6117.

     SECTION 1.06. Notice to Holders: Waiver. Where this Indenture provides for notice of any event to Holders of Registered Securities by the Issuer, the Guarantor or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 3.01, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

     If by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to any particular Holder of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.07. Counterparts; Effect of Headings and Table of Contents. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     SECTION 1.09. Severability Clause. In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.11. Governing Law. This Indenture and the Securities and coupons shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 1.12. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to exchange a Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or principal (and premium, if any) or exchange of such security need not be made at such Place of Payment on such date, but (except as otherwise provided in the supplemental indenture with respect to such Security) may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity, or on such last day for exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

     SECTION 1.13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

     SECTION 1.14. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


                                   ARTICLE II

                                SECURITIES FORMS


     SECTION 2.01. Forms of Securities. The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be substantially in the form of Exhibit A hereto or in such other form as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 3.01, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

     Unless otherwise specified as contemplated by Section 3.01, Bearer Securities shall have interest coupons attached.

     The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or mechanically reproduced on safety paper or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

     SECTION 2.02. Form of Trustee's Certificate of Authentication. Subject to
Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    [                               ]
                                         as Trustee


Dated: ______________               By:
                                         Authorized Signatory


     SECTION 2.03. Securities Issuable in Global Form. If Securities of or within a series are issuable in the form of one or more Global Securities, then, notwithstanding clause (10) of Section 3.01 and the provisions of Section 3.02, any such Global Security or Securities may provide that it or they shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of any Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders thereof, of Outstanding Securities represented thereby shall be made by the Trustee in such manner or by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Trustee pursuant to Section 3.03 or 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Global Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to endorsement or delivery or redelivery of a Global Security shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Issuer and the Issuer delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

     Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of and any premium, if any, and interest on any Global Security in permanent global form shall be made to the registered Holder thereof.

     Notwithstanding the provisions of Section 3.08 and except as provided in the preceding paragraph, the Issuer, the Trustee and any agent of the Issuer and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security (i) in the case of a permanent Global Security in registered form, the Holder of such permanent Global Security in registered form, or (ii) in the case of a permanent Global Security in bearer form, Euroclear or CEDEL.

     Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         "This Security is a Global Security within the meaning set forth in the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or its nominee to a successor Depository or its nominee."

                                   ARTICLE III

                                 THE SECURITIES


     SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 3.03, set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) The title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

          (2) Any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or 14.05);

          (3) The price (expressed as a percentage of the principal amount thereof) at which such Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity thereof;

          (4) The date or dates, or the method for determining such date or dates, on which the principal of such Securities will be payable;

          (5) The rate or rates (which may be fixed or variable), or the method by which such rate or rates shall be determined, at which such Securities will bear interest, if any;

          (6) The date or dates, or the method for determining such date or dates, from which any such interest will accrue, the dates on which any such interest will be payable, the record dates for such interest payment dates, or the method by which such dates shall be determined, the persons to whom such interest shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (7) The place or places where the principal of (and premium, if any) and interest, if any, on such Securities will be payable, where such Securities may be surrendered for registration of transfer or exchange and where notices or demands to or upon the Issuer in respect of such Securities and this Indenture may be served;

          (8) The period or periods, if any, within which the price or prices at which and the other terms and conditions upon which such Securities may, pursuant to any optional or mandatory redemption provisions, be redeemed, as a whole or in part, at the option of the Issuer;

          (9) The obligation, if any, of the Issuer to redeem, repay or purchase such Securities pursuant to any sinking fund or analogous provision or at the option of a holder thereof, and the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities will be redeemed, repaid or purchased, as a whole or in part, pursuant to such obligation;

          (10) The denominations in which any Securities will be issuable, if other than denominations of U.S.$1,000 and any integral multiple thereof;

          (11) If other than Dollars, the currency or currencies in which such Securities are denominated and payable, which may be a foreign currency or units of two or more foreign currencies or a composite currency or currencies, the manner of determining the equivalent thereof in Dollars for purposes of the definition of "Outstanding" in Section 1.01, and the terms and conditions relating thereto;

          (12) Whether the amount of payments of principal of (and premium, if any, including any amount due upon redemption, if any) or interest, if any, on such Securities may be determined with reference to an index, formula or other method (which index, formula or method may, but need not be, based on the yield on or trading price of other securities, including United States Treasury securities or on a currency, currencies, currency unit or units, or composite currency or currencies) and the manner in which such amounts shall be determined;

          (13) Whether the principal of (and premium, if any) or interest on the Securities of the series are to be payable, at the election of the Issuer or a holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

          (14) Provisions, if any, granting special rights to the holders of Securities of the series upon the occurrence of such events as may be specified;

          (15) Any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (16) Whether and under what circumstances the Issuer will pay any additional amounts on such Securities in respect of any tax, assessment or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities in lieu of making such payment;

          (17) Whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in the Indenture, and, if Registered Securities of the series are to be issuable as a Global Security, the identity of the depository for such series;

          (18) The date as of which any Bearer Securities of the series and any temporary Global Security representing outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (19) The Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided herein;

          (20) Whether such Securities will be issued in certificated or book entry form;

          (21) The applicability, if any, of the defeasance and covenant defeasance provisions of Article Fifteen hereof to the Securities of the series;

          (22) The terms and conditions, if any, under which the Securities may be converted or exchanged into other securities of the Issuer or any other Person;

          (23) If the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions; and

          (24) Any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 3.03) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

     SECTION 3.02. Denominations. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section
3.01. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Securities of such series, other than Global Securities (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities and any coupons appertaining thereto shall be executed on behalf of the Issuer by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

     Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series, together with any coupon appertaining thereto, executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 3.01, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate to Euroclear or CEDEL, as the case may be, in the form set forth in Exhibit B-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 3.01, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent Global Security. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

     If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 3.15(a) through 3.15(d)) shall be fully protected in relying upon,

          (i) an Opinion of Counsel stating that

               (a) the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

               (b) the terms of such Securities and any coupons have been established in conformity with the provisions of this Indenture; and

               (c) such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Issuer to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles; and

          (ii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Securities have been complied with and that, to the best of the knowledge of the signers of such certificate, that no Event of Default with respect to any of the Securities shall have occurred and be continuing.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate otherwise required pursuant to Section 3.01 or an Issuer Order, or an Opinion of

Counsel or an Officers' Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

     Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by
Section 3.01.

     No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security (including a Global Security) shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.04. Temporary Securities. (a) Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

     Except in the case of temporary Global Securities (which shall be exchanged as otherwise provided herein or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any non-matured coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     (b) Unless otherwise provided in or pursuant to a Board Resolution, the following provisions of this Section 3.04(b) shall govern the exchange of temporary Securities other than through the facilities of The Depository Trust Company. If any such temporary Security is issued in global form, then such temporary Global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common Depository"), for the benefit of Euroclear and CEDEL, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Exchange Date"), the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Issuer. On or after the Exchange Date, such temporary Global Security shall be surrendered by the Common Depository to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.01, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depository, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B-2 to this Indenture or in such other form as may be established pursuant to Section 3.01; and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 3.03.

     Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit B-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on a temporary Global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit B-2 to this Indenture (or in such other forms as may be established pursuant to Section 3.01), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit B-1 to this Indenture (or in such other forms as may be established pursuant to Section 3.01). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 3.04(b) and of the third paragraph of Section 3.03 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary Global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary Global Security will be made unless and until such interest in such temporary Global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Issuer.

     SECTION 3.05. Registration, Registration of Transfer and Exchange. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Issuer in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Issuer in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

     Subject to the provisions of this Section 3.05, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

     Subject to the provisions of this Section 3.05, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 3.01, Bearer Securities may not be issued in exchange for Registered Securities.

     If (but only if) permitted by the applicable Board Resolution and (subject to Section 3.03) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 3.01, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 11.06, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.01, any permanent Global Security shall be exchangeable only as provided in this paragraph. If the depository for any permanent Global Security is The Depository Trust Company ("DTC"), then, unless the terms of such Global Security expressly permit such Global Security to be exchanged in whole or in part for definitive Securities, a Global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Issuer or to a nominee of such successor to DTC. If at any time DTC notifies the Issuer that it is unwilling or unable to continue as depository for the applicable Global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934 if so required by applicable law or regulation, the Issuer shall appoint a successor depository with respect to such Global Security or Securities. If
(x) a successor depository for such Global Security or Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such Global Security or Securities advise DTC to cease acting as depository for such Global Security or Securities or (z) the Issuer, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities, then the Issuer shall execute, and the Trustee shall authenticate and deliver definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.01 and provided that any applicable notice provided in the permanent Global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Issuer shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent Global Security. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered for exchange by DTC or such other depository as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption

Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent Global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent Global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.07 or 14.05 not involving any transfer.

     The Issuer or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section
11.03 and ending at the close of business on (A) if such

Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or
(ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or
(iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

     SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or the Issuer, together with, in proper cases, such security or indemnity as may be required by the Issuer or the Trustee to save each of them or any agent of either of them harmless, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Issuer and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any), and any interest on, Bearer Securities shall, except as otherwise provided in
Section 11.06, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     SECTION 3.07. Payment of Interest; Interest Rights Preserved. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security

(or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 10.02; provided, however, that each installment of interest on any Registered Security may at the Issuer's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.08, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States.

     Unless otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

     Unless otherwise provided as contemplated by Section 3.01, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depository, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered

Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Issuer shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Issuer, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Issuer may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 3.05 and 3.07) interest on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable upon any such Security.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     No Holder of any beneficial interest in any Global Security held on its behalf by a depository shall have any rights under this Indenture with respect to such Global Security and such depository shall be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Issuer, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to such Global Security or impair, as between such depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such Global Security.

     SECTION 3.09. Cancellation. All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons and Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Issuer shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Cancelled Securities and coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Issuer, unless the Trustee is otherwise directed by an Issuer Order.

     SECTION 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE


     SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Issuer Request cease to be of further effect with respect to any series of Securities specified in such Issuer Request (except as to any surviving rights of registration of transfer or exchange of Securities and any related Guarantees of such series herein expressly provided for), and the Trustee, upon receipt of an Issuer Order, and at the expense of the Issuer, shall execute instruments in form and substance satisfactory to the Trustee, the Issuer and the Guarantor acknowledging satisfaction and discharge of this Indenture as to such series when

          (1) either

               (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.05, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.06, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

          (i) have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably (except as provided in the second proviso to Section 4.03) deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee and any predecessor Trustee under
Section 6.06, the obligations of the Issuer to any Authenticating Agent under
Section 6.11 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

     Notwithstanding the reference to premium under subclause (B) of clause (1) of this Section, the Issuer shall not be required to deposit pursuant thereto any premium that would be payable on the Securities of such series only upon acceleration of the Maturity thereof pursuant to Section 5.02.

     SECTION 4.02. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

     SECTION 4.03. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Four by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or Paying Agent is permitted to apply all money held in trust with respect to the Securities; provided, however, that if the Issuer makes any payment of principal of or any premium or interest on any Securities following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of the Securities to receive such payment from the money so held by the Trustee or Paying Agent in trust; provided further that, if the Issuer's obligations are revived and reinstated as herein provided, the Trustee or Paying Agent shall, upon Issuer Request, discharge from trust and pay to the Issuer all funds (together with the earnings thereon, if any) previously deposited therewith pursuant to Section 4.02 and thereupon the Issuer, the Trustee, any Paying Agent and the holders of the Securities of such series shall be restored severally and respectively to their former positions hereunder as if no satisfaction and discharge had been effected.


                                    ARTICLE V

                                    REMEDIES


     SECTION 5.01. Events of Default. "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest on any Security of that series or of any coupon appertaining thereto, when such interest or coupon becomes due and payable, and continuance of such default for a period of 30 days (whether or not payment is prohibited by Articles XIII or XIV); or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity (whether or not payment is prohibited by Articles XIII or XIV); or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series (whether or not payment is prohibited by Articles XIII or XIV); or

          (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) default under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Issuer or the Guarantor (or by any Subsidiary, the repayment of which the Issuer or the Guarantor has guaranteed or for which the Issuer or the Guarantor is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $20,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (6) the Issuer or the Guarantor or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors;
          or

          (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Issuer or the Guarantor or any Significant Subsidiary in an involuntary case,

               (B) appoints a Custodian of the Issuer or the Guarantor or any Significant Subsidiary or for all or substantially all of either of its property, or

               (C) orders the liquidation of the Issuer or the Guarantor or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

          (8) any other Event of Default provided with respect to Securities of that series.

As used in this Section 5.01, the term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

     SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing (other than an Event of Default specified in Section 5.01(6) or (7)), then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if Securities of that Series are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of on all the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof and shall become immediately due and payable. If an Event of Default specified in Section 5.01(6) or (7) with respect to Securities of any series at the time Outstanding occurs and is continuing, then, and in every such case, the principal amount (or, if any Securities of that series are Original Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms thereof) of, on all of the Securities of that series shall become and be immediately due and payable without any declaration or other action on the part of the Trustee or any holder.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration of acceleration and its consequences if:

          (1) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series):

               (A) all overdue installments of interest on all Outstanding Securities of that series and any related coupons,

               (B) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer and the Guarantor covenant that if:

          (1) default is made in the payment of any installment of interest on any Security of any series and any related coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity,

then the Issuer or the Guarantor will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Issuer or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Securities of such series, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or other obligor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and coupons to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 6.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

     SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities or Coupons. All rights of action and claims under this Indenture or any of the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

     SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel all other amounts due the Trustee and any predecessor Trustee under
     Section 6.06;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively; and

          THIRD: To the payment of the remainder, if any, to the Issuer or the Guarantor, as the case may be.

     SECTION 5.07. Limitation on Suits. No Holder of any Security of any series or any related coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium, if any, and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Sections 3.05 and 3.07) interest on such Security or payment of such coupon on the respective due dates expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Issuer, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

     SECTION 5.12. Control by Holders of Securities. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein, it being understood that (subject to Section 6.02) the Trustee shall have no duty to ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders.

     SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series or any related coupons, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5.14. Waiver of Usury, Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

                                   ARTICLE VI

                                   THE TRUSTEE


     SECTION 6.01. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 3.13(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 5.01(4) with respect to the Securities and coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

     SECTION 6.02. Certain Rights of Trustee. Subject to the provisions of TIA
Section 3.15(a) through 3.15(d):

               (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate, statement, instrument, Opinion of Counsel, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to
          Section 3.03 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (4) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Holders or, if paid by the Trustee, shall be repaid by the Holders upon demand. The Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, relevant to the facts or matters that are the subject of its inquiry, personally or by agent or attorney;

               (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (9) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

               (10) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

               (11) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct; and

               (12) except for (i) a default under Sections 5.01.(1) or (2) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Issuer or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

     SECTION 6.03. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Issuer, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

     SECTION 6.04. May Hold Securities. The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 3.10(b) and 311, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

     SECTION 6.05. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

     SECTION 6.06. Compensation and Reimbursement. The Issuer agrees:

               (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

               (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(6) or Section 5.01(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities or any coupons.

     The provisions of this Section shall survive the termination of this Indenture.

     SECTION 6.07. Corporate Trustee Required; Eligibility; Conflicting Interests. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 3.10(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined

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                                       66


capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Issuer nor any Person directly or indirectly controlling, controlled by, or under common control with the Issuer shall serve as Trustee.

     SECTION 6.08. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.09.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Issuer.

     (d) If at any time:

               (1) the Trustee shall fail to comply with the provisions of TIA
          Section 3.10(b) after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 6.07 and shall fail to resign after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA Section 3.15(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Issuer, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.09. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
Section 6.06.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such

Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.09, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.10. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons. In case any Securities or coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 6.11. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Issuer. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    [                               ]
                                         as Trustee

Dated: ______________               By:______________________________
                                           as Authorized Signatory

Dated: ______________               By:______________________________
                                           Authorized Signatory


     SECTION 6.12. Certain Duties and Responsibilities of the Trustee. (a) With respect to the Securities of any series, except during the continuance of an Event of Default with respect to the Securities of such series:

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but shall not be under any duty to verify the contents or accuracy thereof.

     (b) In case an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall, with respect to Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.12.


                                   ARTICLE VII

         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER AND GUARANTOR


     SECTION 7.01. Disclosure of Names and Addresses of Holders. Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Issuer and Guarantor and the Trustee that neither the Issuer nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 3.12, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 3.12(b).

     SECTION 7.02. Reports by Trustee. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by TIA Section 3.13 at the times and in the manner provided by the TIA, which shall initially be not less than every twelve months commencing on [ ] and may be dated as of a date up to 75 days prior to such transmission. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which any Securities are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee when any Securities are listed on any stock exchange.

     SECTION 7.03. Reports by Issuer and Guarantor. The Issuer and the Guarantor will:

               (1) file with the Trustee, within 15 days after the Issuer and the Guarantor are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer and the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer or the Guarantor are not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
          Section 13 of the Securities Exchange Act of 1934 [in respect of a security listed] and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer and the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

     SECTION 7.04. Issuer to Furnish Trustee Names and Addresses of Holders. The Issuer will furnish or cause to be furnished to the Trustee:

               (a) semiannually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semiannually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.


                                  ARTICLE VIII

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE


     SECTION 8.01. Consolidations and Mergers of Issuer or Guarantor and Sales, Leases and Conveyances Permitted Subject to Certain Conditions. Each of the Issuer and the Guarantor may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (1) either the Issuer or the Guarantor, as the case may be, shall be the continuing Person, or the successor Person shall be a corporation or partnership organized and existing under the laws of the United States or a State thereof and such successor Person shall expressly assume the due and punctual payment of the principal of (and premium, if any) and any interest on all of the Securities, according to their tenor, or expressly assume the obligations under the Guarantees, according to their tenor, as the case may be, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer or the Guarantor by supplemental indenture, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such Person and (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer, the Guarantor or any Subsidiary as a result thereof as having been incurred by the Issuer, the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

     SECTION 8.02. Rights and Duties of Successor. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the Issuer or the Guarantor, with the same effect as if it had been named herein as the party of the first part, and the predecessor Person, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer or the Guarantor, any or all of the Securities or the Guarantees, as the case may be, issuable hereunder which theretofore shall not have been signed by the Issuer or the Guarantor and delivered to the Trustee; and, upon the order of such successor Person, instead of the Issuer or the Guarantor, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer or the Guarantor to the Trustee for authentication, and any Securities or Guarantees which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities and Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities and Guarantees theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Guarantees had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     SECTION 8.03. Officers' Certificate and Opinion of Counsel. Any consolidation, merger, sale, lease or conveyance permitted under Section 8.01 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor Person, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES


     SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders of Securities or coupons, the Issuer and the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Issuer or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Issuer or the Guarantor, as the case may be, contained herein and in the Securities; or

               (2) to add to the covenants of the Issuer and the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

               (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

               (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or premium, if any, or interest on Bearer Securities, to

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                                       78


          permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

               (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

               (6) to secure the Securities; or

               (7) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 2.01 and 3.01; or

               (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

               (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such provisions shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

               (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01, 15.02 and 15.03; provided that any such action shall not

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                                       79


          adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

     SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor and the Trustee, the Issuer and the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

               (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon, or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.04, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 16.04 for quorum or voting, or


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                                       80


               (3) modify any of the provisions of this Section, Section 5.13 or
          Section 10.09, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 9.02 and Section 10.09, or the deletion of this proviso, in accordance with the requirements of Sections 6.09(b) and 9.01(1).

     It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.


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                                       81


     SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS


     SECTION 10.01. Payment of Principal, Premium, if any; and Interest. The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 3.01, at the option of the Issuer, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

     SECTION 10.02. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Issuer shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. If

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                                       82


Securities of a series are issuable as Bearer Securities, the Issuer will maintain: (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that series in any required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, in London, England, and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     Unless otherwise specified with respect to any Securities pursuant to
Section 3.01, no payment of principal, premium or interest on Bearer

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                                       83


Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of and any premium and interest on any Bearer Security shall be made at the office of the Issuer's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Issuer may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 3.01 with respect to a series of Securities, the Issuer hereby designates as a Place of Payment for each series of Securities the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and initially appoints the Trustee's agent with its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

     Unless otherwise specified with respect to any Securities pursuant to
Section 3.01, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

     SECTION 10.03. Money for Securities Payments to Be Held in Trust. If the Issuer or the Guarantor shall at any time act as its own Paying Agent with respect to any series of any Securities and any related coupons, it will, on or before each due date of the principal of (and premium, if any), or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Issuer shall have one or more Paying Agents for any series of Securities and any related coupons, it will, on or before each due date of the principal of (and premium, if any), or interest on any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

     The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

               (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any such payment of principal (and premium, if any) or interest on the Securities of that series; and

               (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer upon Issuer Request or (if then held by the Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such principal of (and premium, if any) or interest on any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

     SECTION 10.04. Existence. Subject to Article Eight, each of the Issuer and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, all material rights and material franchises; provided, however, that neither the Issuer nor the Guarantor shall be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Guarantor, as the case may be.

     SECTION 10.05. Maintenance of Properties. Each of the Issuer and the Guarantor will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals,

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                                       86


replacements, betterments and improvements thereof, all as in the judgment of the Issuer or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the Guarantor, the Issuer and their Subsidiaries shall not be prevented from selling or otherwise disposing of their properties for value in the ordinary course of business.

     SECTION 10.06. Insurance. Each of the Issuer and the Guarantor will cause each of its and its Subsidiaries' insurable properties to be insured against loss or damage in an amount at least equal to their then full insurable value with insurers of recognized responsibility.

     SECTION 10.07. Payment of Taxes and Other Claims. Each of the Issuer and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer, the Guarantor or any Subsidiary; provided, however, that neither the Issuer nor the Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 10.08. Statement as to Compliance. The Issuer and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Issuer and the Guarantor as to his or her knowledge of the Issuer's and the Guarantor's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 10.08, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     SECTION 10.09. Waiver of Certain Covenants. The Issuer and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.04 to 10.08, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders,

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                                       87


either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     SECTION 10.10. Additional Amounts. If any Securities of a series provide for the payment of Additional Amounts, the Issuer will pay to the holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 3.01. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 3.01 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms; and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise specified as contemplated by Section 3.01, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States Persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such

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                                       88


withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Issuer will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Issuer's not furnishing such an Officers' Certificate.

     SECTION 10.11. Limitation on Issuance of Other Subordinated Debt Other Than Senior Subordinated Debt . The Issuer shall not issue, assume, guarantee, incur or otherwise become liable, directly or indirectly, for any Debt subordinated or junior in ranking in any respect to any Senior Debt unless such debt is Senior Subordinated Debt or is expressly subordinated in right of payment to Senior Subordinated Debt.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES


     SECTION 11.01. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

     SECTION 11.02. Election to Redeem; Notice to Trustee. The election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of less than all of the Securities of any series, the Issuer shall, at least 45 days prior to the giving of the notice of redemption in Section 11.04

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                                       89


(unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 11.03. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 11.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 3.01, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not

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                                       90


affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

     Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

     All notices of redemption shall state:

               (1) the Redemption Date,

               (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 11.06, if any,

               (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

               (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

               (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 11.06, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

               (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

               (7) that the redemption is for a sinking fund, if such is the case,

               (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for

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                                       91


          redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Issuer, the Trustee for such series and any Paying Agent is furnished,

               (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 3.05 or otherwise, the last date, as determined by the Issuer, on which such exchanges may be made, and

               (10) the CUSIP number of such Security, if any.

     Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

     SECTION 11.05. Deposit of Redemption Price. On or prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 10.03) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

     SECTION 11.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed,

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except to the extent provided below, shall be void. Upon surrender of any such
Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest; and provided further that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

     SECTION 11.07. Securities Redeemed in Part. Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Thirteen) shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or

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a written instrument of transfer in form satisfactory to the Issuer and the
Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Issuer shall execute and the Trustee shall authenticate and deliver to the depository, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.


                                   ARTICLE XII

                                  SINKING FUNDS


     SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 12.02. Satisfaction of Sinking Fund Payments with Securities. The Issuer may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer

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pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Issuer; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     SECTION 12.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.02, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.



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                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES


     SECTION 13.01. Securities Subordinate to Senior Debt. The Issuer covenants and agrees, and each Holder of a Security of any series or of any coupon appertaining thereto, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Five and Article Sixteen), the Indebtedness represented by the Securities and the coupons, if any, appertaining thereto and the payment of the principal of (and premium, if any, on) and interest on each and all of the Securities and coupons, if any, appertaining thereto are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Debt of the Issuer; but the Securities and the coupons, if any, appertaining thereto, the Indebtedness represented thereby and the payment of the principal of (and premium, if any) and interest on the Securities and coupons, if any, appertaining thereto in all respects shall rank equally with, or prior to, all existing and future unsecured indebtedness (including, without limitation, Indebtedness) of the Issuer that is not Senior Debt of the Issuer.

     SECTION 13.02. Payment Over of Proceeds upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Issuer or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Issuer, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Issuer, then and in any such event the holders of Senior Debt of the Issuer shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt of the Issuer, or provision shall be made for such payment in cash or cash equivalents, before the Holders of the Securities and the coupons, if any, appertaining thereto are entitled to receive any payment or distribution of any kind or character on account of principal of (or premium, if any, on) or interest on the Securities and any coupons appertaining thereto, and to that end the holders of Senior Debt of the Issuer shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities and the coupons, if any, appertaining thereto in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security or of any coupon appertaining thereto shall have received any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities and any coupons appertaining thereto, before all Senior Debt of the Issuer is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in Section 13.09, shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Issuer for application to the payment of all Senior Debt of the Issuer remaining unpaid, to the extent necessary to pay all Senior Debt of the Issuer in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Issuer.

     For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Debt of the Issuer which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Issuer with, or the merger of the Issuer into, another Person or the liquidation or the dissolution of the Issuer following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions, if any, set forth in an Officers' Certificate or supplemental indenture creating any series of Securities shall not be deemed a dissolution,

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winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Issuer for the purposes of this
Section if the surviving Person, as part of such consolidation, merger, conveyance or transfer, complies with the conditions, if any, set forth in such Officers' Certificate or supplemental indenture.

     SECTION 13.03. No Payment When Senior Debt in Default. If (a) in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Issuer beyond any applicable grace period with respect thereto (a "payment event of default"), or in the event that any event of default (other than a payment event of default) with respect to any Senior Debt of the Issuer shall have occurred and be continuing and shall have resulted in such Senior Debt of the Issuer becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) in the event that any event of default (other than a payment event of default) with respect to any Bank Debt of the Issuer shall have occurred and be continuing permitting the holders of such Bank Debt of the Issuer (or a trustee on behalf of the holders thereof) to declare such Senior Debt of the Issuer due and payable prior to the date on which it would otherwise have become due and payable, then no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities), shall be made by the Issuer on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities or coupons appertaining thereto
(x) in case of any payment or nonpayment event of default specified in (a), unless and until (A) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or (B) the Senior Debt of the Issuer in respect of which such declaration of acceleration has occurred is discharged, (y) in case of any nonpayment event of default specified in (b), from the earlier of the dates the Issuer and the Trustee receive written notice of such event of default from an Agent Bank or any other representative of a holder of Bank Debt of the Issuer until the earlier of (A) 180 days after such date and (B) the date, if any, on which the Bank Debt of the Issuer to which such default relates is discharged or such default is waived by the holders of such Senior Debt of the Issuer or otherwise cured; [provided, however, that if any notice of payment within such 360-day period is given by or on behalf of any holders of Bank Debt, only the

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                                       98


representative with respect to the Bank Debt may give the other Payment Notice during such 360-day period. No event of default which had occurred and was continuing on the date of receipt by the Company of a Payment Notice and was known to any holder of Bank Debt or its representative with respect to which the first Payment Notice was given may be made the basis for the delivery of a second Payment Notice from such representative whether or not within any consecutive 360-day period, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.]

     In the event that, notwithstanding the foregoing, the Issuer shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in
Section 13.09, shall be paid over and delivered forthwith to the appropriate Agent Bank or other representative of such Senior Debt of the Issuer, provided that in the event there is no outstanding Senior Debt of the Issuer under any Facility, such payment shall be paid over and delivered to the Issuer, in each case for the benefit of the holders of Senior Debt of the Issuer, and to the extent of any such payment over the rights and remedies of the Trustee and the Holders of Securities and coupons, and the obligations of the Issuer and the Guarantor, if any, shall be reinstated in full force and effect as if such payment by the Issuer to the Trustee or such Holders had never been made.

     The provisions of this Section shall not apply to any payment with respect to which Section 13.02 (without giving effect to the exclusion from the applicability of said Section contained in the first sentence of the last paragraph thereof) would be applicable.

     SECTION 13.04. Subrogation to Rights of Holders of Senior Debt. Subject to the payment in full of all Senior Debt of the Issuer, the Holders of the Securities and coupons, if any, appertaining thereto shall be subrogated (equally and ratably with the holders of all indebtedness of the Issuer which by its express terms is subordinated to Senior Debt of the Issuer to the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Debt of the Issuer to receive payments and distributions of cash, property and securities applicable to the Senior Debt of the Issuer until the principal of (and premium, if any, on) and interest on the Securities and coupons, if any, appertaining thereto shall be paid in full. For purposes of such subrogation, no payments or

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                                       99


distributions to the holders of Senior Debt of the Issuer of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Issuer by Holders of the Securities and coupons or the Trustee, shall, as among the Issuer, it creditors other than holders of Senior Debt of the Issuer and the Holders of the Securities, be deemed to be a payment or distribution by the Issuer to or on account of the Senior Debt of the Issuer.


     SECTION 13.05. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities and coupons on the one hand and the holders of Senior Debt of the Issuer on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Issuer, its creditors and the Holders of the Securities and coupons, if any, appertaining thereto, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Securities and coupons, if any, appertaining thereto the principal of (and premium, if any, on) and interest on the Securities as and when the same shall become due and payable in accordance with their terms or impair, as among the Guarantor, its creditors and the Holders of the Securities and coupons, if any, appertaining thereto, the obligations of the Guarantor under any Guarantees, which are also absolute and unconditional; (b) affect the relative rights against the Issuer of the Holders of the Securities and coupons and creditors of the Issuer other than the holders of Senior Debt of the Issuer or affect the relative rights against the Guarantor of the Holders of the Securities and coupons; or (c) prevent the Trustee or the Holder of any Security or any coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Debt of the Issuer (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Issuer referred to in Section 13.02, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (ii) under the conditions specified in Section 13.03, to prevent any payment prohibited by such Section.

     SECTION 13.06. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Debt of the Issuer to enforce

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                                      100


subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     SECTION 13.07. Notice to Trustee. (a) The Issuer shall give prompt written notice to the Trustee and the Agent Bank of any fact known to the Issuer which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until the Trustee shall have received written notice thereof from the Issuer, the appropriate Agent Bank or a holder of Senior Debt of the Issuer or from any trustee therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     (b) Subject to the provisions of TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt of the Issuer (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt of the Issuer (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Issuer to participate in any payment or distribution pursuant to this Article, the Trustee

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may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of the Issuer held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.08. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in this Article, the Trustee, subject to the provisions of TIA Sections 315(a) through 315(d), and the Holders of the Securities and the coupons, if any, appertaining thereto, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, and the coupons, if any, appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt of the Issuer and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 13.09. Rights of Trustee as a Holder of Senior Debt; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt of the Issuer which may at any time be held by it, to the same extent as any other holder of Senior Debt of the Issuer, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

     SECTION 13.10. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for

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                                      102


all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.11 shall not apply to the Issuer or any Affiliates of the Issuer if it or such Affiliate acts as Paying Agent.

     SECTION 13.11. Trustee Not Fiduciary for Holders of Senior Debt. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Issuer and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or coupons or to any other Person cash, property or securities to which any holders of Senior Debt of the Issuer shall be entitled by virtue of this Article or otherwise.

     SECTION 13.12. No Suspension of Remedies. Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

     SECTION 13.13. Article Thirteen Not to Prevent Events of Default. The failure to make payment pursuant to the Securities or the coupons, if any, appertaining thereto, by reason of any provision in this Article Thirteen shall not be construed as preventing the occurrence of a Default or an Event of Default.

     SECTION 13.14. Notices to Agent Bank. Any notice or communication by the Issuer or the Trustee to any Agent Bank is duly given if in writing and mailed by first-class mail, postage prepaid, or delivered in person or by telex, telecopies or overnight air courier guaranteeing next day delivery to such Agent Bank at the address set forth in the applicable Facility, or if no such address is so specified in such Facility, at its principal office in New York, New York, or if none, at its principal executive office. Any Agent Bank by notice to the Issuer and the Trustee pursuant to Section 1.05 may designate additional or different addresses for subsequent notices or communications. All notices and communications to any Agent Bank shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is given in the manner provided above within the time prescribed, it is duly given, whether or not the Agent Bank receives it. Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability to any Agent Bank based on or arising from the failure to receive any notice required by or relating to this Indenture or the Securities.

     SECTION 13.15. Inapplicability of this Article Thirteen to Certain Trustees Monies and Certain Payments. The subordination of the Securities of any series and the coupons, if any, appertaining thereto provided by this Article Thirteen is expressly made subject to the provisions of Section 4.02 and the provisions of defeasance or covenant defeasance in Article Thirteen and, anything herein to the contrary notwithstanding, the provisions of this Article Thirteen shall not apply to any money, U.S .Government Debt or proceeds thereof held in trust by the Trustee pursuant to Article Four or Article Thirteen. Anything herein to the contrary notwithstanding, the provisions of this Article Thirteen shall not apply to any payments (including, without limitation, any deposits) by the Guarantor in respect to its Guarantor Debt.


                                   ARTICLE XIV

                             SUBORDINATED GUARANTEES

     SECTION 14.01. Subordinated Guarantees. If Securities of or within a series are specified, as contemplated by Section 3.01, to be guaranteed by the Guarantor, then the Guarantor hereby fully and unconditionally guarantees to each Holder of any such Security which is authenticated and delivered by the Trustee and to each Holder of any coupon appertaining to any such Security, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue, interest and including any additional interest required to be paid according to the terms of any such Security or any coupon appertaining thereto), if any, on each such Security, and the due and punctual payment of any sinking fund payment (or analogous obligation), if any, provided for with respect to any such Security, when and as the same shall become and payable, whether at Stated Maturity, upon redemption, upon acceleration, upon tender for repayment at the option of any Holder or otherwise, according to the terms thereof and of this

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                                      104


Indenture, including, without limitation, the payment of any Additional Amounts, if any, provided for with respect to any such Security as described under
Section 10.10 hereof (the "Guarantor Debt"). In case of the failure of the Issuer or any successor thereto punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration, upon tender for repayment at the option of any Holder or otherwise, as if such payment were made by the Issuer.

     The Guarantor hereby agrees that its Guarantor Debt hereunder shall be as if it were principal debtor and not merely surety and shall be absolute and unconditional, irrespective of the identity of the Issuer, the validity, regularity or enforceability of any such Security or coupon appertaining thereto or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Security or coupon appertaining thereto with respect to any provisions thereof, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that its Guarantees will not be discharged except by complete performance of its obligations contained in any such Security or coupon appertaining thereto and in this Guarantee.

     If the Trustee or the Holder of any Security of any coupon appertaining thereto is required by any court or otherwise to return to the Issuer or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Issuer or the Guarantor, any amount paid to the Trustee or such Holder in respect of a Security or any coupons appertaining thereto, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

     The Guarantor shall be subrogated to all rights of the Holders of the Securities of a series (and of any coupons appertaining thereto) against the Issuer in respect of any amounts paid by the Guarantor on account of such Securities or any coupons appertaining thereto or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any, on) and interest, if any, on all Securities of such series shall have been indefeasibly paid n full.

     SECTION 14.02. Execution and Authentication of Guarantee. To evidence its Guarantees with respect to Securities of or within any series that are specified, as contemplated by Section 3.01, to be guaranteed by the Guarantor, the Guarantor hereby agrees to execute the Guarantees in the form of Exhibit B or such other form as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution, to be endorsed on each Security of such series authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, or its Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

     Guarantees bearing the manual or facsimile signatures of the individuals who were the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or did not hold such offices at the date of such Securities.

     The delivery of any Securities by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantees set forth in this Article shall remain in full force and effect notwithstanding any failure to endorse on each security a notation of such Guarantee.


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                                      106


     SECTION 14.03. Agreement to Subordinate Guarantees. The Guarantor covenants and agrees, and each Holder of a Security or of any coupon appertaining thereto, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Fourteen (subject to the provisions of Article Four and Article Sixteen), the Guarantor Debt is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Guarantor; but the Guarantor Debt in all respects shall rank equally with, or prior to, all existing and future unsecured indebtedness (including, without limitation, Indebtedness) of the Guarantor that is not Senior Debt of the Guarantor.

     SECTION 14.04. Payment Over of Proceeds Upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Guarantor, then and in any such event the holders of Senior Debt of the Guarantor shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Debt, or provision shall be made for such payment in cash or cash equivalents, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities or any other Guarantor Debt of the Guarantor, and to that end the holders of Senior Debt of the Guarantor shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantor Debt, which may be payable or deliverable in respect of the Guarantor Debt in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantor Debt, before all Senior Debt of the Guarantor is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in Section 14.11, shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt of the Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Guarantor.

     For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Debt of the Guarantor which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Guarantor Debt is so subordinated as provided in this Article. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions, if any, set forth in any Officers' Certificate or supplemental indenture creating any series of Securities shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Guarantor for the purposes of this Section if the surviving Person, as part of such consolidation, merger, conveyance or transfer, complies with the conditions, if any, set forth in the Officers' Certificate or supplemental indenture.

     SECTION 14.05. No Payment When Senior Debt in Default. If (a) in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Guarantor beyond any applicable grace period with respect thereto (a "payment event of default"), or in the event that any event of default (other than a payment event of default) with respect to any Senior Debt of the Guarantor shall have occurred and be continuing and shall have resulted in such Senior Debt of the Guarantor becoming or being declared due and payable, or (b) in the event

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                                      108


that any event of default (other than a payment event of default) with respect to any Bank Debt of the Guarantor shall have occurred and be continuing permitting the holders of such Bank Debt of the Guarantor (or a trustee on behalf of the holders thereof) to declare such Bank Debt of the Guarantor due and payable prior to the date on which it would otherwise have become due and payable, then no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantees), shall be made by the Guarantor on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities or coupons appertaining thereto (x) in case of any payment or nonpayment event of default specified in (a), unless and until (A) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or (B) the Senior Debt of the Guarantor in respect of which such declaration of acceleration has occurred is discharged, (y) in case of any nonpayment event of default specified in (b), from the earlier of the dates the Guarantor and the Trustee receive written notice of such event of default from and Agent Bank or a representative of a holder of Bank Debt of the Guarantor until the earlier of (A) 180 days after such date and (B) the date, if any, on which the Bank Debt of the Guarantor to which such default relates are discharged or such default is waived by the holders of such Bank Debt of the Guarantor or otherwise cured; provided, however, that if any notice of payment within such 360-day period is given by or on behalf of any holders of Bank Debt (other than the Bank Debt ), only the representative with respect to the Bank Debt may give the other Payment Notice during such 360-day period. No event of default which had occurred and was continuing on the date of receipt by the Company of a Payment Notice and was known to any holder of specified Senior Debt or its representative with respect to which the first Payment Notice was given may be made the basis for the delivery of a second Payment Notice from such representative whether or not within any consecutive 360-day period, unless such event of default shall have been cued or waived for a period of not less than 90 consecutive days.

     In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in Section 14.11, shall be paid over and delivered

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                                      109


forthwith to Guarantor, in each case for the benefit of the holders of Senior Debt of the Guarantor, and to the extent of any such payment over the rights and remedies of the Trustee and the Holders of Securities and coupons, and the obligations of the Issuer and the Guarantor, shall be reinstated in full force and effect as if such payment by the Guarantor to the Trustee or such Holders had never been made.

     The provisions of this Section shall not apply to any payment with respect to which Section 14.03 (without giving effect to the exclusion from the applicability of said Section contained in the first sentence of the last paragraph thereof) would be applicable.

     SECTION 14.06. Notices by Guarantor. The Guarantor shall, or the Issuer on the Guarantor's behalf shall, promptly notify the Trustee in writing of any facts known to the Issuer or the Guarantor, as the case may be, that would cause any payment or distribution made by the Guarantor to violate this Article Fourteen, but failure to give such notice shall not affect the subordination contained herein to any Senior Debt of the Guarantor provided in this Article Fourteen.

     SECTION 14.07. Subrogation of Securityholders and Guarantor. Subject to the payment in full of all Senior Debt of the Guarantor, the Holders of the Securities and the coupons, if any, appertaining thereto shall be subrogated (equally and ratably with the holders of all indebtedness of the Guarantor which by its terms is subordinated to Senior Debt of the Guarantor to the same extent as the Guarantees are subordinated and is entitled to like rights of subrogation) to the rights of holders of such Senior Debt of the Guarantor to receive payments and distributions of cash, property and securities applicable to such Senior Debt of the Guarantor until the principal of (and premium, if any, on) and interest on the Securities and coupons, if any, appertaining thereto shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of the Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the subordination provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Guarantor by Holders of the Securities and coupons or the Trustee, shall, as among the Guarantor, its creditors other than holders of Senior Debt of the Guarantor and the Holders of such Senior Debt, be deemed to be a payment or distribution by the Guarantor to or on account of the Senior Debt of the Guarantor.

     Until the Securities and coupons, if any, appertaining thereto are indefeasibly paid in full, the Guarantor shall not exercise any rights that it may acquire by way of subrogation under this Article Fourteen, by any payment made hereunder or otherwise, including the right to ask, demand, sue for, take or receive from the Issuer such subrogation rights. If any amount shall be paid to the Guarantor on account of such subrogation rights in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Trustee and the Holders of such Securities and coupons, if any, appertaining thereto and shall forthwith be paid to the Trustee to be credited and applied in accordance with the terms hereof.

     SECTION 14.08. Relative Rights Under Subordinated Guarantees. The subordination provisions of this Article Fourteen are intended solely for the purpose of defining the relative rights of the Trustee, the Holders of Securities and coupons, if any, appertaining thereto and holders of Senior Debt with respect to the Guarantor. Nothing in this Article Fourteen is intended to or shall:

               (i) impair, as among the Guarantor, its creditors other than holders of its Senior Debt and the Trustee and the Holders of Securities and coupons, if any, appertaining thereto, the obligations of the Guarantor, which are absolute and unconditional, to pay its Guarantor Debt as and when the same shall be due and payable in accordance with their terms or impair, as among the Issuer, its creditors and the Holders of the Securities and coupons, if any, appertaining thereto, the obligation of the Issuer, which also is absolute and unconditional, to pay to the Holders of the Securities and coupons, if any, appertaining thereto the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms;

               (ii) affect the relative rights against the Guarantor of the Holders of Securities and coupons, if any, appertaining thereto and creditors of the Guarantor other than holders of Senior Debt of the Guarantor; or

               (iii) prevent the Trustee or any Holder of a Security or any coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitation in Article Five and to the rights, if any, under this Article Fourteen of the holders of Senior Debt of the Guarantor.

     SECTION 14.09. Subordination May Not Be Impaired by Guarantor. No right of any present or future holder of Senior Debt of the Guarantor to enforce the subordination of the Guarantor Debt evidenced hereby shall be impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act in good faith by any such holder, or by any non-compliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     SECTION 14.10. Rights of Trustee and Paying Agent in Respect of Subordinated Guarantees. The Trustee or Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause the payment of principal of (and premium, if any), or interest (including accreted interest) on the Securities to violate this Article Fourteen. Only the Guarantor, a representative or a trustee under an indenture or other agreement pursuant to which Senior Debt of the Guarantor were issued, or a holder of an issue of Senior Debt of the Guarantor that has no representative may give the notice. Prior to three Business Days after receipt by a Responsible Officer of the Trustee or the Paying Agent of such notice, the Trustee or the Paying Agent, as the case may be, shall be entitled in all respects to assume that no such facts exist. In any case, the Trustee shall have no responsibility to the holders of Senior Debt of the Guarantor for payments made to Holders of Securities and any coupons appertaining thereto by the Guarantor or any Paying Agent unless such payments are made at the direction of the Trustee. The provisions of this Section 14.11 shall control any conflicting provisions of this Indenture regarding payments by the Guarantor.

     To the extent provided herein, payment and distributions which are prohibited by Sections 15.04 an 15.05 hereof will be held by the Trustee for the benefit of the holders of Senior Debt of the Guarantor. The Trustee shall not be under any duty or obligation to take under this Article Fourteen any action at the request or for the benefit of holders of Senior Debt of the Guarantor which, in the Trustee's opinion, shall be likely to involve it in any expense or liability, if there are reasonable grounds for believing that a repayment of such expense or liability is not reasonably assured to it, unless one or more holders of Senior Debt of the Guarantor shall, as often as may be required by the Trustee, furnish indemnity satisfactory to the Trustee against such expense or liability.

     SECTION 14.11. Trustee Not Fiduciary for Holders of Senior Debt of the Guarantor. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Guarantor and shall not be liable to any such holder if it in good faith mistakenly pay over or deliver to Holders of Securities or coupons, the Issuer or any other person moneys or assets to which any holder of Senior Debt of the Guarantor shall be entitled by virtue of this Article or otherwise.

     SECTION 14.12. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution referred to in this Article, the Trustee, subject to the provisions of TIA Section 315(a) through 315(d), the Holders of the Securities and the coupons, if any, appertaining thereto and the Guarantor shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the Trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities and the coupons, if any, appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt of the Guarantor, any other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 14.13. Rights of Trustee as a Holder of Senior Debt of the Guarantor; Preservation of Trustee's Rights. The Trustee in its in individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt of the Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Debt of the Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

     SECTION 14.14. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 15.13 shall not apply to the Issuer, the Guarantor or any of their Affiliates if the Issuer, the Guarantor or such Affiliate acts as Paying Agent.

     SECTION 14.15. Reliance by Holders of Senior Debt of the Guarantor on Subordination Provisions. Each Holder of a Security or coupon by accepting such Security or coupon acknowledges and agrees that the subordination provisions of this Article Fourteen are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt of the Guarantor, whether such Senior Debt of the Guarantor was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt of the Guarantor and such holder of Senior Debt of the Guarantor shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt of the Guarantor. The provisions of Article Fifteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Debt of the Guarantor.

     SECTION 14.16. Payment in Full. For purposes of this Indenture, payment in full by the Guarantor of any guarantee of obligations of the Issuer under any Facility shall mean payment in full of such Senior Debt of the Guarantor in cash or cash equivalents, termination or replacement of all letters of credit issued thereunder and termination of all commitments thereunder.

     SECTION 14.17. No Suspension of Remedies. Except as set forth in Article Five, nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

     SECTION 14.18. Article Fourteen Not to Prevent Events of Default. The failure to make payment pursuant to the Guarantees by reason of any provision in this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default.

     SECTION 14.19. Inapplicability of Article Fourteen to Certain Trust Monies and Certain Payments. The subordination of the Guarantor Debt of the Guarantor provided by this Article Fourteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Sixteen and, anything herein to the contrary notwithstanding, with respect to any Guarantor, the subordination provisions of this Article Fourteen shall not apply to money, U.S. Government Debt or proceeds thereof held in trust by the Trustee pursuant to Article Four or Article Sixteen. Anything herein to the contrary notwithstanding, with respect to the Guarantor, the subordination provisions of this Article Fourteen shall not apply to any payment on (including, without limitation, any deposit with respect to the payment of) the Securities or any coupons by the Issuer.

     SECTION 14.20. Limitation of Guarantor's Liability. The Guarantor, and by its acceptance of a Security each Holder, hereby confirms that it is the intention of all such parties that in no event shall any obligations of the Guarantor under the Guarantees constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States Federal, or applicable United States State, fraudulent transfer or conveyance or similar law to effectuate the foregoing intention, or the event that the obligations of the Guarantor under the Guarantee, if any, in respect of the Securities of any series would, but for this sentence, constitute or result in such a fraudulent transfer or conveyance or violation, then the liability of the Guarantor under its Guarantees in respect of the Securities of such series shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

     SECTION 14.21. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Issuer, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Issuer referred to in Section 14.02 or under the conditions described in Section 14.03, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities and the coupons appertaining thereto or from making the deposits contemplated by Section 4.01 or Section 16.04 hereof.

     SECTION 14.22. Trustee to Effectuate Subordination. Each Holder of a Security or coupon by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.



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                                      115


                                   ARTICLE XV

                       REPAYMENT AT THE OPTION OF HOLDERS


     SECTION 15.01. Applicability of Article. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 3.01) in accordance with this Article.

     SECTION 15.02. Execution and Authentication of Guarantee. To further evidence the Guarantee set forth in Section 3.01, the Guarantor and the Company hereby agree that a notation relating to such Guarantee substantially in the form of Exhibit B shall be endorsed on each Senior Subordinated Debt Security authenticate and delivered by the Trustee and executed on behalf of the Guarantor by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any such officer on the Senior Subordinated Debt Securities may be manual or facsimile.

     A Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Senior Subordinated Debt Securities on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

     The delivery of any Senior Subordinated Debt Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that the Guarantee set forth in Section 3.01 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Senior Subordinated Debt Security.

     SECTION 15.03. Repayment of Securities. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Issuer covenants that on or prior to the Repayment

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                                      116


Date it will deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 10.03) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment
Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

     SECTION 15.04. Exercise of Option. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Issuer shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. ("NASD"), or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Issuer.

     SECTION 15.05. When Securities Presented for Repayment Become Due and Payable. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless the Issuer shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Issuer, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified pursuant to Section 3.01, only upon presentation and surrender of such coupons; and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Issuer shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section
14.02 an amount equal to the face amount of all such missing

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coupons, or the surrender of such missing coupon or coupons may be waived by the
Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

     If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

     SECTION 15.06. Securities Repaid in Part. Upon surrender of any Registered Security which is to be repaid in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Issuer, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.


                                   ARTICLE XVI

                       DEFEASANCE AND COVENANT DEFEASANCE


     SECTION 16.01. Applicability of Article; Issuer's Option to Effect Defeasance or Covenant Defeasance. If, pursuant to Section 3.01, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 15.02 or (b) covenant defeasance of the Securities of or within a series under Section 15.03, then the provisions of such Section

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                                      119


or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section
3.01 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Issuer may at its option by Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have Section 15.02 (if applicable) or Section
15.03 (if applicable) be applied to such Outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

     SECTION 16.02. Defeasance and Discharge. Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any coupons appertaining thereto on the date the conditions set forth in Section 15.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 15.05 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 15.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 3.05, 3.06, 10.02 and 10.03 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by
Section 10.10, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Sixteen, the Issuer may exercise its option under this Section notwithstanding the prior exercise of its option under Section 15.03 with respect to such Securities and any coupons appertaining thereto.


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                                      120


     SECTION 16.03. Covenant Defeasance. Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer shall be released from its obligations under Sections 10.04 to 10.08, inclusive, and, if specified pursuant to Section 3.01, its obligations under any other covenant contained herein or in any indenture supplemental hereto, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 15.04 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 10.04 to 10.08, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.01(4) or 5.01(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

     SECTION 16.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 15.02 or Section
15.03 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

     (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.07 who shall agree to comply with the provisions of this Article Sixteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount in such currency, currencies or currency unit in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such

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                                      121


Securities and coupons appertaining thereto (determined on the basis of the currency, currencies or currency unit in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and
(ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto.

     (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound.

     (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.01(6) and 5.01(7) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (d) In the case of an election under Section 15.02, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

     (e) In the case of an election under Section 15.03, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (f) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 15.02 or the covenant defeasance under Section 15.03 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Issuer's option under Section 15.02 or Section
15.03 (as the case may be), registration is not required under the Investment Issuer Act of 1940, as amended, by the Issuer, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

     (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith pursuant to Section 3.01.

     SECTION 16.05. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 15.05, the "Trustee") pursuant to Section 15.04 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     Unless otherwise specified with respect to any Security pursuant to Section 3.01, if, after a deposit referred to in Section 15.04(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.01 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 15.04(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 15.04(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

     The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 15.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

     Anything in this Article to the contrary notwithstanding, subject to
Section 6.06, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 15.04

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                                      124


which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.


                                  ARTICLE XVII

                        MEETINGS OF HOLDERS OF SECURITIES


     SECTION 17.01. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 17.02. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 16.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 16.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

     SECTION 17.03. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

     SECTION 17.04. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting adjourned or further adjourned for lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the then Outstanding Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

     Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at such meeting; provided, however, that,

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                                      126


except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     Notwithstanding the foregoing provisions of this Section 17.04, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

               (i) there shall be no minimum quorum requirement for such meeting; and

               (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

     SECTION 17.05. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section
1.04 and the appointment of any proxy shall be proved in the manner specified in
Section 1.04 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

     (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 16.02(b), in which case the Issuer or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 16.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 17.06. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 16.02 and, if applicable, Section 16.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE XVIII

                                   CONVERSION


     SECTION 18.01. Conversion Privilege. If the Board Resolution establishing the terms of a series of securities so provides, Securities of any series may be convertible into Common Stock or other securities (a "Conversion Right"). The Board Resolution may establish, among other things, the terms of securities of the Issuer of any other Person into which Securities of any series are convertible, the Conversion Rate, provisions for adjustments to the Conversion Rate and limitations upon exercise of the Conversion Right. Unless the Board Resolution otherwise provides: (i) the provisions of Sections 18.02 through
18.08 shall apply to any Securities having a Conversion Right and (ii) the provisions of Sections 18.09 through 18.16 shall apply to any Securities having a Conversion Right for Common Stock.

     A Holder may convert a portion of a Security if the portion is $1,000 or integral multiples thereof. Provisions of this Indenture that apply to the conversion of the aggregate principal amount of a Security also apply to conversion of a portion of it.

     SECTION 18.02. Conversion Procedure. To convert a Security a Holder must satisfy all requirements in the Securities or the Board Resolution and (i) complete and manually sign the conversion notice (the "Conversion Notice") provided for in the Board Resolution or the Security (or completely and manually sign a facsimile thereof) and deliver such notice to the Conversion Agent or any other office or agency maintained for such purpose, (ii) surrender the Security to the Conversion Agent or at such other office or agency by physical delivery,
(iii) if required, furnish appropriate endorsements and transfer documents, and
(iv) if required, pay all transfer or similar taxes. The date on which such notice shall have been received by and the Security shall have been so surrendered to the Conversion Agent is the "Conversion Date." Such conversion notice shall be irrevocable and may not be withdrawn by a Holder for any reason.

     The Issuer will complete settlement of any conversion of Securities not later than the fifth business day following the Conversion Date in respect of the cash portion elected to be delivered in lieu of shares and not later than the seventh business day following the Conversion Date in respect of the portion to be settled in Common Stock or other securities.

     If a Registered Security is converted between the record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Security shall have been called for redemption during such period, in which case no such payment shall be required). A Registered Security converted on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such interest payment date to the Holder of such Security on the immediately preceding record date. A Bearer Security presented for conversion must be accompanied by all unmatured coupons. Subject to the aforesaid right of the Holder to receive interest, no payment or adjustment will be made on conversion for interest accrued on the converted Security or for interest, dividends or other distributions payable on any security issued on conversion.

     If a Holder converts more than one Security at the same time, the number of full shares or other Securities issuable or cash payable upon the conversion shall be based on the total principal amount of the Securities converted.


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                                      130


     Upon surrender of a Security that is converted in part the Security Registrar shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered; except that if a Global Security is so surrendered the Security Registrar shall authenticate and deliver to the Depositary a new Global Security in a denomination equal to and in exchange for the unconverted portion of the principal of the Global Security so surrendered.

     If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding Business Day.

     SECTION 18.03. Taxes on Conversion. If a Holder of a Security exercises a Conversion Right, the Issuer shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because securities or other property are issued in a name other than the Holder's name. Nothing herein shall preclude any income tax or other withholding required by law or regulations.

     SECTION 18.04. Issuer Determination Final. Any determination that the Board of Directors makes pursuant to this Article Eighteen is conclusive, absent manifest error.

     SECTION 18.05. Trustee's and Conversion Agent's Disclaimer. The Trustee (and each Conversion Agent other than the Issuer) has no duty to determine when or if an adjustment under this Article Eighteen or any Board Resolution should be made, how it should be made or calculated or what it should be. The Trustee (and each Conversion Agent other than the Issuer) makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee (and each Conversion Agent other than the Issuer) shall not be responsible for the Issuer's failure to comply with this Article Eighteen or any provision of a Board Resolution relating to a Conversion Right.

     SECTION 18.06. Issuer to Provide Conversion Securities. The Issuer shall reserve out of its authorized but unissued capital stock or its capital stock held in treasury sufficient shares to permit the conversion of all of the Securities convertible into any capital stock of the Issuer.

     All shares of capital stock of any person which may be issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable. All debt securities or other instruments of any person which may be issued upon conversion of securities shall be duly authorized and legal, valid and binding obligations of such person.

     The Issuer will comply with all securities laws regulating the offer and delivery of securities upon conversion of Securities.

     SECTION 18.07. Cash Settlement Option. If the Board Resolution so provides, the Issuer may elect to satisfy, in whole or in part, a Conversion Right of Securities convertible into Capital Stock of any person by the delivery of cash. The amount of cash to be delivered shall be equal to the Market Price (as defined below) on the last Stock Trading Day preceding the applicable Conversion Date of a share of such Capital Stock multiplied by the number of shares of such Capital Stock in respect of which the Issuer elects to deliver cash. If the Issuer elects to satisfy, in whole or in part, a Conversion Right by the delivery of shares of such Capital Stock, no fractional shares will be delivered. Instead, the Issuer will pay cash based on the Market Price for such fractional share of such Capital Stock.

     The "Market Price" of the Common Stock or any other Capital Stock into which Securities may be converted pursuant to a Board Resolution or this Article Eighteen on any Stock Trading Day means the weighted average per share sale price for all sales of the Common Stock or such other Capital Stock on such Stock Trading Day (or, if the information necessary to calculate such weighted average per share sale price is not reported, the average of the high and low sale prices, or if no sales are reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices), as reported in the composite transactions for the New York Stock Exchange or, if the Common Stock or such other Capital Stock is not listed or admitted to trading on such exchange, as reported in the composite transactions for the principal national or regional United States securities exchange on which the Common Stock or such other Capital Stock is listed or admitted to trading or, if the Common Stock or such other Capital Stock is not listed or admitted to trading on a United States national or regional securities exchange, as reported by NASDAQ or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Issuer shall be entitled to determine the Market Price on the basis of such quotations as it considers appropriate.

     SECTION 18.08. Adjustment in Conversion Rate for Change in Capital Stock. If the Issuer:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Issuer (or, at the Issuer's option, an equivalent amount in cash) which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Security may, upon conversion, receive shares of two or more classes of Capital Stock of the Issuer, the Board of Directors of the Issuer shall determine the allocation of the adjusted Conversion Rate between or among the classes of Capital Stock. After such allocation, the conversion privilege and the Conversion Rate of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

     SECTION 18.09. Adjustment in Conversion Rate for Common Stock Issued Below Market Price. If the Issuer issues to all holders of Common Stock rights, options or warrants to subscribe for or purchase shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or rights, options or warrants to subscribe for or purchase such convertible or exchangeable securities at a Price Per Share (as defined and determined according to the formula given below) lower than the current Market Price on the date of such issuance, the Conversion Rate shall be adjusted in accordance with the following formula:

                AC               = CC x O + N O + (N x R)
                                            M

where:

AC   = the adjusted Conversion Rate.

CC   = the then current Conversion Rate.

O    = the number of shares outstanding immediately prior to such issuance.

N = the "Number of Shares," which (i) in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock or of securities convertible into or exchangeable for shares of Common Stock, is the maximum number of shares of Common Stock initially issuable upon exercise, conversion or exchange thereof; and (ii) in the case of rights, options or warrants to subscribe for or purchase convertible or exchangeable securities, is the maximum number of shares of Common Stock initially issuable upon the conversion or exchange of the convertible or exchangeable securities issuable upon the exercise of such rights, options or warrants.

R = the proceeds received or receivable by the Issuer, which (i) in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock or of securities convertible into or exchangeable for shares of Common Stock, is the total amount per share received or receivable by the Issuer in consideration for the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the minimum aggregate amount of additional consideration, other than the convertible or exchangeable securities, payable to the Issuer upon exercise, conversion or exchange thereof; and (ii) in the case of rights, options or warrants to subscribe for or purchase convertible or exchangeable securities, is the total amount per share received or receivable by the Issuer in consideration for the sale and issuance of such rights, options or warrants, plus the minimum aggregate consideration payable to the Issuer upon the exercise thereof, plus the minimum aggregate amount of additional consideration, other than the convertible or exchangeable securities, payable upon the conversion or exchange of the convertible or exchangeable securities; provided, that in each case the proceeds received or receivable by the Issuer shall be deemed to be the amount of gross cash proceeds without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

M = the current Market Price per share of Common Stock on the date of issue of the rights, option or warrants to subscribe for or purchase shares of Common Stock or the securities convertible into or exchangeable for shares of Common Stock or the rights, options or warrants to subscribe for or purchase convertible or exchangeable securities.

     "Price Per Share" shall be defined and determined according to the following formula:

                           P =       R
                                     N

where:

P =      Price Per Share

and R and N have the meanings assigned above.

     If the Issuer shall issue rights, options, warrants or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash the amount of such consideration shall be determined in good faith by the Board of Directors whose determination shall be conclusive and evidenced by a resolution of the Board of Directors filed with the Trustee.

     The adjustment shall be made successively whenever any such additional rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective immediately after the date of issue of such shares, rights, options, warrants or convertible or exchangeable securities.

     To the extent that such rights, options or warrants expire unexercised or to the extent any convertible or exchangeable securities are redeemed by the Issuer or otherwise cease to be convertible or exchangeable into shares of Common Stock, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustment made upon the date of issuance of such rights, options, warrants or convertible or exchangeable securities been made upon the basis of the issuance of rights, options or warrants to subscribe for or purchase only the number of shares of Common Stock as to which such rights, options or warrants were actually exercised and the number of shares of Common Stock were actually issued upon the conversion or exchange of the convertible or exchangeable securities.

     SECTION 18.10. Adjustment for Other Distributions. If the Issuer distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase assets or debt securities of the Issuer, the Conversion Rate shall be adjusted in accordance with the following formula:

                          AC = CC x   (O x M)
                                      (O x M) - F

where:

AC   = the adjusted Conversion Rate.

CC   = the then current Conversion Rate.

O = the number of shares of Common Stock outstanding on the record date mentioned below.

M = the current Market Price per share of Common Stock on the record date mentioned below.

F = the fair market value on the record date of the assets, securities, rights or warrants distributed. The Board of Directors of the Issuer shall determine the fair market value.

     The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

     This Section does not apply to cash dividends or distributions or to reclassifications or distributions referred to in Section 18.08. Also, this Section does not apply to shares issued below Market Price referred to in
Section 18.09.

     SECTION 18.11. Voluntary Adjustment. The Issuer at any time may increase the Conversion Rate, temporarily or otherwise, by any amount but in no event shall such Conversion Rate result in the issuance of Common Stock at a price less than the par value of the Common Stock at the time such increase is made.

     SECTION 18.12. When Adjustment May Be Deferred. No adjustment in the Conversion Rate need be made unless the adjustment would require a change of at least 1% in the Conversion Rate. Any adjustments that are not made due to the immediately preceding sentence shall be carried forward and taken into account in any subsequent adjustment; provided, that any adjustment carried forward shall be deferred not in excess of three years, whereupon any adjustment to the Conversion Rate will be effected.

     All calculations under this Article Eighteen shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     SECTION 18.13. When No Adjustment Required. Except as set forth in Section 18.09, no adjustment in the Conversion Rate shall be made because the Issuer issues, in exchange for cash, property or services, shares of Common Stock, or any securities convertible into shares of Common Stock, or securities carrying the right to purchase shares of Common Stock or such convertible securities.

     No adjustment in the Conversion Rate need be made for rights to purchase or the sale of Common Stock pursuant to a Issuer plan providing for reinvestment of dividends or interest.

     No adjustment in the Conversion Rate need be made for a change in the par value of the Common Stock.

     No adjustment need be made for a transaction referred to in Section 18.08,
18.09 or 18.10 if Holders of Securities are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

     SECTION 18.14. Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Issuer shall promptly mail to Holders of Securities affected a notice of the adjustment. The Issuer shall file with the Trustee an Officers' Certificate or a certificate from the Issuer's independent public accountants (which shall include the statements required by Section 1.02) stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

     SECTION 18.15. Notice of Certain Transactions. If:

               (1) the Issuer proposes to take any action that would require an adjustment in the Conversion Rate,

               (2) the Issuer proposes to take any action that would require a supplemental indenture pursuant to Section 18.16, or

               (3) there is a proposed liquidation or dissolution of the Issuer,

the Issuer shall mail to Holders of Securities of any affected series a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Issuer shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

     SECTION 18.16. Reorganization of the Issuer. If the Issuer is a party to a transaction subject to Section 8.01 or a merger which reclassifies, exchanges, or changes its outstanding Common Stock, the successor corporation (if other than the Issuer) shall enter into a supplemental indenture which shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which he would have owned immediately after the consolidation, merger, transfer or lease if he had converted the Security immediately before the effective date of the transaction. The supplemental indenture shall provide for adjustment which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Issuer shall mail to Holder of Securities of any affected series a notice briefly describing the supplemental indenture.

     If this Section applies, Sections 18.08, 18.09 and 18.10 do not apply.

                              SIGNATURES AND SEALS


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                     AMERICAN STANDARD INC.



                                       By:
                                          ----------------------------
                                          Name:
                                          Title:


                                          Attest:
                                                 ---------------------
                                          Title:


                                      AMERICAN STANDARD COMPANIES INC.



                                       By:
                                          ----------------------------
                                          Name:
                                          Title:


                                          Attest:
                                                 ---------------------
                                          Title:

                                                                       EXHIBIT A


              FORM OF REDEEMABLE OR NON-REDEEMABLE SENIOR SECURITY

                               [Face of Security]


[If the Holder of this Security (as indicated below) is The Depository Trust Company ("DTC") or a nominee of DTC, this Security is a Global Security and the following two legends apply:

Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York to the issuer or its agent for registration of transfer, exchange or payment, and such Security issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.]

[If this Security is an Original Issue Discount Security, insert -- FOR PURPOSES OF SECTION 1272 THROUGH 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE ISSUE PRICE OF THIS SECURITY IS , THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS , THE ISSUE DATE IS , 19 AND THE YIELD TO MATURITY IS
     %.  [THE METHOD USED TO DETERMINE THE AMOUNT OF ORIGINAL ISSUE DISCOUNT
APPLICABLE TO THE SHORT ACCRUAL PERIOD OF            , 19   TO          , 19  ,
IS    % OF THE PRINCIPAL AMOUNT OF THIS SECURITY.]

                             AMERICAN STANDARD INC.
                             [Designation of Series]

No. _______                                                       $_________


AMERICAN STANDARD INC., a Delaware corporation (herein referred to as the "Issuer," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to

______________________________ or registered assigns the principal sum of
_______ Dollars on _____________________ (the "Stated Maturity Date") [or insert date fixed for earlier redemption (the "Redemption Date," and together with the Stated Maturity Date with respect to principal repayable on such date, the "Maturity Date.")]

[If the Security is to bear interest prior to Maturity, insert -- and to pay interest thereon from ______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and _________ in each year (each, an "Interest Payment Date"), commencing __________, at the rate of __% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [at the office or agency of the Issuer maintained for such purpose; provided, however, that such interest may be paid, at the Issuer's option, by mailing a check to such Holder at its registered address or by transfer of funds to an account maintained by such Holder within the United States]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.]

[If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the [Stated] Maturity Date and in such case the overdue principal of this Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

The principal of this Security payable on the Stated Maturity Date [or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Security payable on the Redemption Date] will be paid against presentation of this Security at the office or agency of the Issuer maintained for that purpose in ___________________, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Security on any Interest Payment Date and on the [Stated] Maturity Date [or Redemption Date, as the case may be,] will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including ____________, if no interest has been paid on this Security) to but excluding such Interest Payment Date or the [Stated] Maturity Date [or Redemption Date, as the case may be.] If any Interest Payment Date or the [Stated] Maturity Date or [Redemption Date] falls on a day that is not a Business Day, as defined below, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or [Stated] Maturity Date [or Redemption Date, as the case may be,] will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or [Stated] Maturity Date [or Redemption Date, as the case may be.] "Business Day" means any day, other than a Saturday or Sunday, on which banks in __________________ are not required or authorized by law or executive order to close.

[If this Security is a Global Security, insert -- All payments of principal, premium, if any, and interest in respect of this Security will be made by the Issuer in immediately available funds.]

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its facsimile corporate seal.


Dated: ______________                 AMERICAN STANDARD INC.



                                       By:
                                          ------------------------------


                                       By:
                                          ------------------------------

Attest:


-----------------------
Secretary

                              [Reverse of Security]

                             AMERICAN STANDARD INC.


This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [ ], 1997 (herein called the "Indenture") between the Issuer and [ ], as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof (collectively, the "Securities"), [if applicable, insert -- and the aggregate principal amount of the Securities to be issued under such series is limited to $______ (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities).] All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

[If applicable, insert -- The Securities may not be redeemed prior to the Stated Maturity Date.]

[If applicable, insert -- The Securities are subject to redemption [ (l) (If applicable, insert -- on _________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) ] [If applicable, insert -- at any time [on or after ___________], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount):

If redeemed on or before _______, __% and if redeemed during the 12-month period beginning _______ of the years indicated at the Redemption Prices indicated below.

 Year           Redemption Price           Year            Redemption Price


and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption [If applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert -- The Securities are subject to redemption (1) on _______ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _______], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________ of the years indicated,

                Redemption Price for                   Redemption Price for
                 Redemption Through                    Redemption Otherwise
                  Operation of the                    Than Through Operation
Year                Sinking Fund                       of the Sinking Fund


and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to _______, redeem any Securities as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

[If applicable, insert -- The sinking fund for the Securities provides for the redemption on _______ in each year, beginning with the year ____ and ending with the year ____, of [not less than] $_______] [("mandatory sinking fund") and not more than $_______] aggregate principal amount of the Securities. [The Securities acquired or redeemed by the Issuer otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [describe order] order in which they become due.]]

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Issuer with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange hereafter or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein [and herein] set forth, the transfer of this Security is registrable in the Security Register of the Issuer upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein [and herein] set forth, this Security is exchangeable for a like aggregate principal amount of Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Securities of this series are issuable only in registered form [without coupons] in denominations of $_______ and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the or of any successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                                                                       EXHIBIT B




                             FORMS OF CERTIFICATION

                                                                     EXHIBIT B-1


               FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
                TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE


                                   CERTIFICATE


     [Insert title or sufficient description of Securities to be delivered]

     This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise AMERICAN STANDARD INC. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to [U.S.$] of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

     We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: ________, ____
[To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                               [Name of Person Making Certification]


                               ------------------------------------
                               (Authorized Signature)
                               Name:
                               Title:

                                                                     EXHIBIT B-2


                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                AND CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
                 A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO
               OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE


                                   CERTIFICATE


     [Insert title or sufficient description of Securities to be delivered]

     This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise American Standard Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "Possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary Global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: _______ ____
[To be dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                                            [Morgan Guaranty Trust Company of
                                            New  York, Brussels Office,] as
                                            Operator of the Euroclear System
                                            [CEDEL S.A.]


                                            By:
                                               ------------------------------

                                                                       EXHIBIT C


                          FORM OF NOTATION ON SECURITY
                  RELATING TO AMERICAN STANDARD COMPANIES INC.


     The Guarantor has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment and performance of the obligations of the Company in connection with the Indenture and each Series of Securities issued thereunder. In case of the failure of the Company punctually to perform or make any such payment, the Guarantor hereby agrees to cause such payment and performance to be made punctually.

     The obligations of the Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Capitalized terms used and not defined herein have the meanings ascribed thereto in the Indenture.

AMERICAN STANDARD COMPANIES INC.


By:
    ------------------------------
       Name:
             ---------------------
       Title:
             ---------------------

Attest: